Exhibit 10.5

FIRST AMENDMENT TO SUBORDINATION AGREEMENT

This FIRST AMENDMENT TO SUBORDINATION AGREEMENT (this “Amendment”), dated as of March 10, 2005, is made by and among WELLS FARGO BUSINESS CREDIT, INC. (“Wells Fargo”), MEDALLION CAPITAL, INC. (“Medallion”) (Wells Fargo and Medallion being each a “Lender” and collectively the “Lenders”), USPOLY COMPANY (the “Company”) and SPELL CAPITAL PARTNERS, LLC (the “Subordinated Creditor”).

RECITALS

The Lenders, the Company and the Subordinated Creditor are parties to a Subordination Agreement dated as of September 27, 2004 (the “Subordination Agreement”).

The Company and the Subordinated Creditor have requested that certain amendments be made to the Subordination Agreement, which the Lenders are willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Subordination Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2. Terms of Subordination. Section 2 of the Subordination Agreement is amended by deleting the amount “31,250” as it appears in the last paragraph thereof and by substituting the amount “37,500” in lieu thereof.

3. Consent to First Amendment. The Subordinated Creditor hereby consents to the execution and delivery of any amendments to the Senior Loan Agreement or any of the Loan Documents (as defined in the Senior Loan Agreement) referred to therein that are dated concurrently herewith.

4. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Subordination Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

5. Effectiveness. This Amendment shall be effective as of the date first above written upon the complete execution and delivery (whether by facsimile or otherwise) thereof.

6. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

SPELL CAPITAL PARTNERS, LLC		USPOLY COMPANY

By:	/s/ William H. Spell	By:	/s/ William H. Spell
	Name: William H. Spell		Name: William H. Spell
	Its: President		Its: President

WELLS FARGO BUSINESS CREDIT, INC.		MEDALLION CAPITAL, INC.

By:	/s/ Mona M. Krueger	By:	/s/ Thomas F. Hunt, Jr.
	Name: Mona M. Krueger		Name: Thomas F. Hunt, Jr.
	Its: Vice-President		Its: President

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